Exhibit 10.2

* THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED BY “[REDACTED]”.

CONFIRMATION NO. 1

This Confirmation is attached and made part of that certain Master Crude Purchase Agreement (the “Agreement”) by and among CountryMark Cooperative, LLP, as purchaser (the “Purchaser”), and PennTex Resources Illinois, Inc, PennTex Resources, LP, Rex Energy IV, LLC and Rex Energy I, LLC, as suppliers (each a “Supplier”, and collectively, the “Suppliers”), dated December 30, 2009. This Confirmation relates to the Crude to be sold to Purchaser pursuant to the Agreement by each of the Suppliers. This Confirmation replaces all prior Confirmations between Purchaser and each Supplier pursuant to the Agreement. Any capitalized terms not defined herein shall have the meaning given them in the Agreement.

1.	Term: This Confirmation shall be for a period of twelve (12) months beginning on January 1, 2010 and ending on December 31, 2010.

2.	Quantity: An amount equal to actual lease receipts from trucked leases(s) indicated on Exhibit “A” attached hereto and made a part hereof and/or additional leases as designated by Suppliers. Leases can be added or deleted from Exhibit “A” during the term of this Confirmation as agreed by Purchaser and Suppliers.

3.	Delivery Points(s): Delivery shall take place and title shall pass from each Supplier to Purchaser when the Crude comes under the physical control of Purchaser by passing from the well tankage located on the leases to Purchaser’s designated transportation vehicles.

4.	Crude Price: For the Crude sold and delivered hereunder, Purchaser agrees to pay a price per barrel, which shall be calculated as follows:

[REDACTED]*

[REDACTED]*

5.	Payment Account: Purchaser shall make all payments pursuant to this Confirmation to each of the Suppliers by wire transfer to the following accounts:

Rex Energy I, LLC	PennTex Resources Illinois, Inc.
Bank: M&T Bank	Bank: M&T Bank
ABA: 022000046	ABA: 022000046
Acct: [REDACTED]*	Acct: [REDACTED]*

Rex Energy IV, LLC	PennTex Resources, LP
Bank: Key Bank	Bank: M&T Bank
ABA: 041001039	ABA: 022000046
Acct: [REDACTED]*	Acct: [REDACTED]*

SUPPLIERS:		PURCHASER:

PENNTEX RESOURCES ILLINOIS, INC.		COUNTRYMARK COOPERATIVE, LLP

By:	/s/ Benjamin W. Hulburt	By:	/s/ J.A. Sudholt
Name:	Benjamin W. Hulburt	Name:	J.A. Sudholt
Title:	President and Chief Executive Officer	Title:	Vice President

PENNTEX RESOURCES, LP

By:	Penn Tex Energy, Inc., its general partner

By:	/s/ Benjamin W. Hulburt
Name:	Benjamin W. Hulburt
Title:	President and Chief Executive Officer

REX ENERGY IV, LLC

By:	/s/ Benjamin W. Hulburt
Name:	Benjamin W. Hulburt
Title:	President and Chief Executive Officer

REX ENERGY I, LLC

By:	/s/ Benjamin W. Hulburt
Name:	Benjamin W. Hulburt
Title:	President and Chief Executive Officer

Exhibit A

Adamson Comm., L. K. Lease	Cooper George Lease	Gillespie Laura Lease
Airport-Akin Unit Lease	Cooper “A” Lease	Gillespie T. P. Lease
Alldredge, Samuel Lease	Cooper a/c 1 S. N. Lease	Gillespie a/c 1 R. T. Lease
Allyn, Olive Lease	Cooper C Lease	Gillespie, Sherman Lease
Allyn, Winfred Lease	Cooper S.N. ASP Lease	Gillespie-Fee Walter Lease
Anderson, Nancy Lease	Cooper TA Lease	Gould A. L. Lease
Applegate A. R. Lease	Cooper TC Lease	Gould H. H. Lease
Applegate E. C. Lease	Cooper-Eshelman Unit Lease	Gould R. Lease
Applegate Wm. Lease	Cooper-King Lease	Gould W. A. Lease
Applegate Tr. A. R. Lease	Crackle ‘A’ W. R. Lease	Gould a/c 2 J. J. Lease
Applegate Unit Lease	Crackle a/c 1 W. R. Lease	Gould a/c 2 T. I. Lease
Applegate-Gray Unit Lease	Crawford Vern Non Unit Lease	Grabert Comm Lease
Ashland-Spencer Unit Lease	Critchfield-Gosnell Lease	Grafton Unit Lease
Ashworth, T & J Lease	Critchfield-Heikes Lease	Gray Jos. Lease
Ashworth/Buchard Lease	Crump Wm. Lease	Gray Sherman Lease
Baker, J.S. Lease	Crump-McCleave Unit Lease	Gray a/c 2 George Lease
Baltzell-Kimmel-Jacob Lease	Crumpton Culley-State Lease	Gray, Scott Lease
Beck, Art Lease	Culley-Allyn Unit Lease	Gray-Vandermark Unit Lease
Bennett Unit #2 Lease	Cullison, CB Lease	Griesemer Gary Lease
Bennett Unit Lease	Cummins Lease	Griffin Unit Lease
Benthall, Fred Lease	Dalrymple E.F. Lease	Griggs a/c 1 J. T. Lease
Benton, Herbert Lease	Delaney Unit Lease	Griggs a/c 1 J.T. ASP Lease
Benton, Russell Lease	Diver John Lease	Griggs a/c 3 J. T. Lease
Berkshire C. S. Lease	Drake-Anderson Lease	Gross Comm #2 Lease
Bippus, Mansfield Lease	Droll-Madding Lease	Gyger, Bessie Lease
Black et al Irene Lease	Dunn Unit Lease	Hancock, Vernon Lease
Bolles a/c 2 J. W. Lease	East Landfill Unit Lease	Hardacre a/c 1 Lease
Bolles Ridgley Lease	East Mt. Vernon Lease	Hardacre a/c 2 Lease
Booe S. Lease	Elnora Central Field Lease	Hardacre HA Lease
Bosstick Etal CU 1 Lease	Eshelman Effie Lease	Hartman Lease
Bostic, Ed Lease	Eshelman F. P. Lease	Hayward, Ruth Lease
Bowen C. C. Lease	Eshelman S. M. Lease	Hazel a/c 1 S. E. Lease
Bower J. D. Lease	Eshelman S.M. ASP Lease	Higbee, Elzora Lease
Boyd-Baltzell Unit Lease	Fenton Estate Lease	Hodge, Albert #1-B Lease
Broadhead, Walter Lease	Fenton-Turner-Altekruse Lease	Hodge, Joe Lease
Buchanan L. A. Lease	Fillmore Unit Lease	Hurley-Denbo Comm. Lease
Buchanan R. O. Lease	Finley P. B. Lease	Hux Vernon E. H-5 Lease
Busiek-Crawford Lease	Finley W. E. Lease	Jacobs, Roy Lease
Clark Grant Lease	Finley, F & P Lease	Jenner a/c 1 L. J. Lease
Combs T. & C. Lease	Fyffe C. H. Lease	Johnson J. E. Lease
Combs Lease	Gee a/c 1 S. J. Lease	Johnson A & O Lease
Combs-Pinhook Unit Lease	Gee-Gould Unit Lease	Judy J. F. Lease
Conrad et al H. E. Lease	Gempler Lease	Junker Schreiber Lease

Kerr Tr. J. B. Lease	McGrayel M. Lease	Schwarm S.W.& A.E.Lease
Kerwin Lease	McKelfresh a/c 1 F E Lease	Searcy Comm. Lease
Kimmel a/c 1 J. L. Lease	McKelfresh a/c 2 F. E. Lease	Searcy, Paul Lease
Kimmel Unit Lease	McNeece, George Lease	Seed a/c 1 C. E. Lease
King a/c 1 J. R. Lease	McPherson Lease	Seed a/c 1 Clay Lease
King a/c 1 & 2 P. Lease	Middagh J. R. Lease	Seed a/c 2 Wm. Lease
King a/c 3 Perry Lease	Middagh Robert Lease	Seed Community Lease
King Unit Lease	Middagh a/c 1, J. P. Lease	Seed, E.J. Lease
Kirkwood, Leonora Lease	Middagh J.P. Lease	Skiles W. L. Lease
Kirkwood, R.M. Lease	Mieure, John Lease	Skiles Unit Lease
Kistler John Lease	Miller G. L. Lease	Sluder D. Lease
Kistler Unit Lease	Millspaugh, E. Lease	Smail William Lease
Kleiderer Lease	Millspaugh, F. (Holler) Lease	Smith Oscar Lease
Klingler J. H. Lease	Moore Phillip Lease	Smith, Palmer Lease
Klingler J.F. Lease	Neal W.E. Lease	Somervill Field WF Lease
Kron-Ashworth C Lease	Newell Unit Lease	Schwarm S.W.& A.E.Lease
Kron-Ashworth Unit Lease	O’Donnell Lease	Searcy Comm. Lease
Lab Pooled Unit Lease	Paddock Lease	Searcy, Paul Lease
Laduke-Saltzman #1 Lease	Peters H. F. Lease	Seed a/c 1 C. E. Lease
Lanterman Park Lease	Peters Lease	Seed a/c 1 Clay Lease
Lathrop Unit Lease	Petty Josie Lease	Seed a/c 2 Wm. Lease
Lawrence Co. Inf. ASP	Pleasant Hill Unit Lease	Seed Community Lease
Lawrence County Infirmary Lease	Pocket Gray Lease	Seed, E.J. Lease
Leasure, Lola Lease	Pocket Realty Lease	Skiles W. L. Lease
Legg, Larry Lease	Porter, Mary Lease	Skiles Unit Lease
Legg, Leonard Lease	Ridgley a/c 2 M. E. Lease	Sluder D. Lease
Leighty a/c 1 L. K. (100) Lease	Ridgley Lease	Smail William Lease
Leighty a/c 1 L. K. (80) Lease	Robins a/c 1 W. E. 102B Lease	Smith Oscar Lease
Leighty, George Lease	Robins a/c 1 W. E. 202B Lease	Smith, Palmer Lease
Lewis C. L. Lease	Robins a/c 1 W.E. Lease	Somervill Field WF Lease
Lewis J. B. Lease	Robins a/c 2 W. E. Lease	Spencer, J.W. Lease
Lewis a/c 1 Jas. Lease	Robins W.E. A/C 1 ASP	Stoltz Heirs Lease
Lewis a/c 1 James ASP Lease	Robins-Leighty Unit Lease	Strain A J ET
Lewis, Jas. A/C 2 Lease	Ross Hrs. Wm. Lease	Strain Comm Lease
Lewis-Gillespie Unit Lease	Rowe Lease	Strain Fenton Lease
Loehr, Harold Lease	Rush, C. M. Lease	Strain Hayworth H-2 Lease
Mackey West Unit Lease	Ryan a/c 1 & 2 G. L. Lease	Strain-Paddock H-4 Lease
Mackey West Unit/Haley Lease	Ryan a/c 3 G. L. Lease	Stuck, Tom Lease
Madding J. D. Lease	Saint Matthew Church Lease	Sutton Unit A Lease
Marts Community Lease	Saltzman Lease	Sutton Unit Lease
Marts Lease	Schneider, Phillip Lease	Swail John Lease
Marts-Bosstick Lease	Schultz Comm. Lease	Swarm Jeremiah Lease
Marts-Richey Lease	Schultz, Irene & Kate Lease	Thompson State Lease
Marts-Sluder #1-20 Lease	Schutz, Eugene Lease	Thorn Heirs Lease
McFadden, Paul Lease	Schwarm A. E. et al Lease	Thorn, C. Lease

Thorn, HD Lease
Umfleet Wm. Lease
Umfleet-McGrayel Lease
Vanderhoof, Dee Lease
Vandermark A. Lease
Vandermark L. A. Lease
Vandermark Heirs Lease
Vandermark, Earl Lease
Verwayne #2 Lease
Vollmer, A. Lease
Vollmer, Eddie Lease
Wade-Spencer Lease
Walker, Elmo 1B Lease
Waltersburg/Rapture South Lease
West Kenner Unit Lease
Westall a/c 1 W. Lease
Westall, A. Lease
Wheaton, T. Lease
Willey E. Lease
Williams C. T. Lease
Williams R. S. Lease
Wilson Josephine Lease
Wilson, Ethel Lease
Wolfe, Irvin Lease
Wood Mary A. Lease
Wright Minnie Lease